Exhibit 10.3
                                                                 EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of July 27, 1995

                                  by and among

                            SPECIALTY RETAILERS, INC.

                                       and

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

               This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 27, 1995 by Specialty Retailers, Inc., a Delaware corporation (the "COMPANY"), and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), who has agreed to purchase the Company's 11% Series C Senior Subordinated Notes due 2003 (the "SERIES C SENIOR SUBORDINATED NOTES") pursuant to the Purchase Agreement (as defined below).

               This Agreement is made pursuant to the Purchase Agreement, dated July 20, 1995 (the "PURCHASE AGREEMENT"), by the Company and DLJ. In order to induce DLJ to purchase the Series C Senior Subordinated Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of DLJ set forth in Section 7 of the Purchase Agreement.

               The parties hereby agree as follows:

SECTION 1.            DEFINITIONS

               As used in this Agreement, the following capitalized terms shall have the following meanings:

               ACT:  The Securities Act of 1933, as amended.

               BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

               CLOSING DATE:  The date hereof.

               COMMISSION:  The Securities and Exchange Commission.

               CONSUMMATE: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series D Senior Subordinated Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series D Senior Subordinated Notes in the same aggregate principal amount as the aggregate principal amount of Series C Senior Subordinated Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

               DAMAGES PAYMENT DATE: With respect to the Series C Senior Subordinated Notes, each Interest Payment Date.

               EFFECTIVENESS TARGET DATE:  As defined in Section 5.

               EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

               EXCHANGE OFFER: The registration by the Company under the Act of the Series D Senior Subordinated Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series D Senior Subordinated Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.
                                        1

               EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

               EXEMPT RESALES: The transactions in which DLJ propose to sell the Series C Senior Subordinated Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and
(7) of Regulation D under the Act ("ACCREDITED INSTITUTIONS").

               HOLDERS:  As defined in Section 2(b) hereof.

               INDEMNIFIED HOLDER:  As defined in Section 8(a) hereof.

               INDENTURE: The Indenture, dated as of July 27, 1995, between the Company and The First National Bank of Boston, a national banking association, as trustee (the "TRUSTEE"), pursuant to which the Senior Subordinated Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

               INTEREST PAYMENT DATE: As defined in the Indenture and the Senior Subordinated Notes.

               NASD: National Association of Securities Dealers, Inc.

               PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

               PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

               RECORD HOLDER: With respect to any Damages Payment Date relating to Senior Subordinated Notes, each Person who is a Holder of Senior Subordinated Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

               REGISTRATION DEFAULT:  As defined in Section 5 hereof.

               REGISTRATION STATEMENT: Any registration statement of the Company relating to (a) an offering of Series D Senior Subordinated Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

               SENIOR SUBORDINATED NOTES: The Series C Senior Subordinated Notes and the Series D Senior Subordinated Notes.

               SERIES D SENIOR SUBORDINATED NOTES: The Company's 11% Series D Senior Subordinated Notes due 2003 to be issued pursuant to the Indenture in the Exchange Offer.

               SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

                                       2

               TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

               TRANSFER RESTRICTED SECURITIES: Each Senior Note, until the earliest to occur of (a) the date on which such Senior Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Senior Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

               UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.            SECURITIES SUBJECT TO THIS AGREEMENT

               (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

               (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3.            REGISTERED EXCHANGE OFFER

               (a) Unless the Exchange Offer shall not be permissible under applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 30 days after the Closing Date, a registration statement under the Act relating to the Series D Senior Subordinated Notes and the Exchange Offer, (ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 90 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series D Senior Subordinated Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series D Senior Subordinated Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Series D Senior Subordinated Notes held by Broker-Dealers as contemplated by Section 3(c) below. If, after such Exchange Offer Registration Statement initially is declared effective by the Commission, the Exchange Offer or the issuance of Series D Senior Subordinated Notes thereunder or the resale of Series D Senior Subordinated Notes by Broker-Dealers pursuant thereto as contemplated by Section 3(c) below is interfered with by any stop order, injunction or other similar order or requirement of the Commission or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have
                                        3

become effective for purposes of this Agreement during the period in which such stop order, injunction, or other similar order or requirement shall remain in effect.

               (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Senior Subordinated Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

               (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series C Senior Subordinated Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series C Senior Subordinated Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series D Senior Subordinated Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Senior Subordinated Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

               The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Senior Subordinated Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of six months from the date on which the Exchange Offer Registration Statement is declared effective.

               The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

SECTION 4.            SHELF REGISTRATION

               (a) SHELF REGISTRATION. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Series D Senior Subordinated Notes because the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities (other than an "affiliate" of the Company, as defined in Rule 144 under the
Act), within 10 business days after the Consummation of the Exchange Offer (or, if the Exchange Offer is terminated without being Consummated, within 10 business
                                        4

days after such termination), shall notify the Company that (A) such Holder is prohibited by law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Series D Senior Subordinated Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) such Holder is a Broker-Dealer and holds Series C Senior Subordinated Notes acquired directly from the Company or one of its affiliates, then the Company shall cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "SHELF REGISTRATION STATEMENT"), relating to all such Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall use their best efforts to cause such Shelf Registration Statement to become effective as soon as practicable after the Closing Date, but in no event later than 30 business days following Consummation of the Exchange Offer (or, if the Exchange Offer is terminated without being Consummated, no later than 30 business days following such termination); PROVIDED, HOWEVER, that if the Company is not required to file an Exchange Offer Registration Statement with respect to the Series D Senior Subordinated Notes because the Exchange Offer is not permitted by applicable law, no later than 90 days after the Closing Date. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Senior Subordinated Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least (x) one year following the date on which such Shelf Registration Statement becomes effective under the Act if Holders holding in the aggregate less than $3 million in aggregate principal amount of Transfer Restricted Securities shall have furnished to the Company the information required by Section 4(b) hereof, (y) two years following the date on which such Shelf Registration Statement becomes effective under the Act if Holders holding in the aggregate at least $3 million but less than $8 million in aggregate principal amount of Transfer Restricted Securities shall have furnished to the Company the information required by Section 4(b) hereof and (z) three years following the date on which such Shelf Registration Statement becomes effective under the Act if Holders holding in the aggregate at least $8 million in aggregate principal amount of Transfer Restricted Securities shall have furnished to the Company the information required by Section 4(b) hereof; PROVIDED, HOWEVER, that for purposes of calculating the aggregate principal amount of Transfer Restricted Securities the Holders of which shall have furnished to the Company the information required by Section 4(b) hereof, the aggregate principal amount of Transfer Restricted Securities held by a Holder who was unable to participate in the Exchange Offer solely because such Holder is an affiliate (as such term is defined in Rule 144 under the Act) of the Company shall be excluded; and PROVIDED, FURTHER that, notwithstanding the foregoing, at such time as all Holders that have furnished to the Company the information required by Section 4(b) hereof shall have sold all of the Transfer Restricted Securities held by them, the obligations of the Company under this
Section 4(a) shall terminate.

               (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the

                                        5

Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.            LIQUIDATED DAMAGES

               If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "EFFECTIVENESS TARGET DATE"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within three business days thereafter (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), the Company hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities, during the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per $1,000 principal amount of Senior Subordinated Notes constituting Transfer Restricted Securities held by such Holder for each week in which the Registration Default continues and has not been cured. The amount of the liquidated damages for each week in which the Registration Default continues and has not been cured shall increase by an additional $.05 per $1,000 principal amount of Transfer Restricted Securities for each subsequent 90-day period until the applicable Registration Statement is filed, the applicable Registration Statement is declared effective, the Exchange Offer is Consummated or the applicable Registration Statement again becomes effective, as the case may be, up to a maximum amount of liquidated damages of $.30 per $1,000 principal amount of Transfer Restricted Securities for each week in which the Registration Default continues and has not been cured. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Security, the payment of liquidated damages with respect to such Transfer Restricted Security will cease.

               All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.


SECTION 6.            REGISTRATION PROCEDURES

               (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) below, shall use its best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                      (i) If in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the
                                        6

        Company to Consummate an Exchange Offer for such Series C Senior Subordinated Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                      (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series D Senior Subordinated Notes to be issued in the Exchange Offer and (C) it is acquiring the Series D Senior Subordinated Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5,
        1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by
        Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series D Senior Subordinated Notes obtained by such Holder in exchange for Series C Senior Subordinated Notes acquired by such Holder directly from the Company.

                      (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series D Senior Subordinated Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series D Senior Subordinated Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series D Senior Subordinated Notes received in the Exchange Offer.

               (b) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, if any, the Company shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information
                                        7

furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

               (c) GENERAL PROVISIONS. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit resales of Series D Senior Subordinated Notes by BrokerDealers), the Company shall:

                      (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                      (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                      (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                      (iv) furnish to DLJ, each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                      (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                      (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                      (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, agree should be included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, including, without limitation, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                      (viii) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the

        Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                      (ix) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                      (x) enter into such agreements (including, unless not required pursuant to Section 10 hereof, an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                      (A) furnish to each selling Holder and each underwriter,
               if any, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration
               Statement:

                             (1) a certificate, dated the date of Consummation
                      of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company, confirming, as of the date of thereby, the matters set forth in paragraphs (a), (b) (the last two clauses), (c) and (d) of Section 7 of the Purchase Agreement;

                             (2) an opinion, dated the date of Consummation of
                      the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company, covering the matters set forth in
                      Section 7(f) of the Purchase Agreement (with appropriate modifications), including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, DLJ representatives and DLJ counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical and accounting data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                             (3) a customary comfort letter, dated as of the
                      date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(h) of the Purchase Agreement;

                      (B) set forth in full or incorporate by reference in the
               underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                      (C) deliver such other documents and certificates as may
               be reasonably requested by the selling Holders or the underwriter(s), if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi).

               The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and selling Holders promptly and if requested by such Persons, shall confirm such advice in writing;

                      (xi) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                      (xii) shall issue, upon the request of any Holder of Series C Senior Subordinated Notes covered by any Registration Statement contemplated by this Agreement, Series D Senior Subordinated Notes, having an aggregate principal amount equal to the aggregate principal amount of Series C Senior Subordinated Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series D Senior Subordinated Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Senior Subordinated Notes, as the case may be; in return, the Series C Senior Subordinated Notes held by such Holder shall be surrendered to the Company for cancellation;

                      (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities;

                      (xiv) if any fact or event contemplated by clause
        (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                      (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                      (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                      (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Senior Subordinated Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                      (xix) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series C Senior Subordinated Notes or the managing underwriter(s), if any; and

                      (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
        Section 13 and Section 15 of the Exchange Act.

               Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.


SECTION 7.            REGISTRATION EXPENSES

               (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of duplicating (including printing certificates for the Series D Senior Subordinated Notes to be issued in the Exchange Offer and duplicating of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Senior Subordinated Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
(vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

               The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.
                                       13

               (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority of the principal amount of such Transfer Restricted Securities in an amount not to exceed $25,000.


SECTION 8.            INDEMNIFICATION

               (a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders or their plan of distribution furnished in writing to the Company by any of the Holders expressly for use therein in accordance with Section 4(b) hereof, and PROVIDED that the Company shall not be liable under this Section 8(a) to any Holder that is required by law to deliver a Prospectus in connection with resales of Series D Senior Subordinated Notes to the extent that (A) any such loss, claim, damage, liability or expense of such Holder resulted solely from an untrue statement of a material fact contained in, or the omission of a material fact from, a preliminary prospectus, which untrue statement or omission was corrected in the Prospectus and (B) such Holder sold Series D Senior Subordinated Notes to the person alleging such loss, claim, damage, liability or expense without sending or giving a copy of the Prospectus. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation of which the Company is aware in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

               In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Indemnified Person (or the Holder controlled by such controlling person) shall promptly notify the Company in writing (PROVIDED, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement, except to the extent that the Company is prejudiced thereby). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred,
                                       14

by the Company (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

               (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and its officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each Indemnified Person, but only with respect to claims and actions based on information relating to such Holder or its plan of distribution furnished in writing by such Holder expressly for use in any Registration Statement pursuant to Section 4(b) hereof. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and indemnified party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Party.

                                       15

               The Company and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this
Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, none of the Holders (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total consideration received by such Holder with respect to the Senior Subordinated Notes sold by it exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(c) are several in proportion to the respective principal amount of Senior Subordinated Notes sold by each of the Holders hereunder and not joint.


SECTION 9.                   RULE 144A

               The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


SECTION 10.           PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

               No Holder may participate in any Underwritten Registration hereunder unless (a) holders of at least $5 million in aggregate principal amount of Transfer Restricted Securities shall have furnished to the Company the information required by Section 4(b) hereof and (b) such Holder (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements; PROVIDED, HOWEVER, that if holders of less than $5 million in aggregate principal amount of Transfer Restricted Securities shall have furnished to the Company the information required by Section 4(b) hereof, all references herein to an Underwritten Registration (including, without limitation, references to underwriter(s) and underwriting agreements) shall be of no force or effect, and the Company shall be under no obligation to facilitate an Underwritten Registration.


SECTION 11.           SELECTION OF UNDERWRITERS

               The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount

                                       16

of the Transfer Restricted Securities included in such offering; PROVIDED, that such investment bankers and managers must be reasonably satisfactory to the Company.


SECTION 12.           MISCELLANEOUS

               (a) REMEDIES. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b) NO INCONSISTENT AGREEMENTS. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

               (c) ADJUSTMENTS AFFECTING THE SENIOR SUBORDINATED NOTES. The Company will not take any action, or permit any change to occur, with respect to the Senior Subordinated Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

               (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

               (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                      (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                      (ii)  if to the Company:

                             c/o Specialty Retailers, Inc.
                             10201 Main Street
                             Houston, Texas 77025
                             Telecopier No.: (713) 660-3342
                             Attention:  Bernard Fuchs

                                       17

                             With a copy to:

                             Kirkland & Ellis
                             Citicorp Center
                             153 East 53rd Street
                             New York, New York 10022
                             Telecopier No.: (212) 838-4223
                             Attention:  Lance C. Balk

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

               (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

               (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

               (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (k) ENTIRE AGREEMENT. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
                                       18

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                                   SPECIALTY RETAILERS, INC.

                                                   By: JAMES A. MARCUN
                                                   Name: James A. Marcun
                                                   Title: EVP/CFO

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By: KIRK WORTMAN
Name: Kirt Wortman
Title: Vice President